Exhibit 99.1
Growing Forward Shields & Company Midwest Seminar April 7, 2009 Tom J. Webb Executive Vice President and Chief Financial Officer Glenn P. Barba Vice President, Controller and Chief Accounting Officer

1 This presentation contains "forward-looking statements" as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with "FORWARD-LOOKING STATEMENTS AND INFORMATION" and "RISK FACTORS" each found in the MANAGEMENT'S DISCUSSION AND ANALYSIS sections of CMS Energy's Form 10-K and Consumers Energy's Form 10-K each for the Year Ended December 31, 2008. CMS Energy's and Consumers Energy's "FORWARD-LOOKING STATEMENTS AND INFORMATION" and "RISK FACTORS" sections are incorporated herein by reference and discuss important factors that could cause CMS Energy's and Consumers Energy's results to differ materially from those anticipated in such statements. The presentation also includes non-GAAP measures when describing CMS Energy's results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com. CMS Energy expects 2009 reported earnings to be about the same as adjusted earnings. Reported earnings could vary because of several factors. CMS Energy is not providing reported earnings guidance reconciliation because of the uncertainties associated with those factors.

2 Performance and Priorities Economy Regulatory Investment Results Credit 2009 adjusted EPS guidance at $1.25 continues growth in an uncertain global economy; future growth at 6% - 8%. 2003 2004 2005 2006 2007 2008 2009 Future 0.81 0.9 0.96 1.08 0.84 1.25 0.8 0.85 0.9 1 0.8 1.2 1.25 CMS Earnings Potential Top of Mind for 2009 a _ _ _ _ _ a Adjusted (non-GAAP) EPS excluding MTM in 2004-2006 8% Growth 6%-8% Growth Dividend Annual ¢/share Payout % 25% 30% 40% $1.25 $1.20 $1.25

3 2009 Earnings Outlook EPS Mix Electric $1.14 91% Gas .46 37 Utility $1.60 128% Enterprises .09 7 Interest and other (.44) (35) Company $1.25 100% First Quarter Second Quarter Third Quarter Fourth Quarter Pre 6-08 Rate Case 0.25 0.2 0.35 0.2 4 Year average 0.22 0.22 0.4 0.16 Post 6-08 Rate Case 0.1 0.3 0.45 0.15 By Business Impact of Electric Seasonality Earnings skewed more to second and third quarters to reflect new tariffs in Electric Rate Case designed to encourage conservation. Changes - 15 pts + 10 pts +10 pts - 5 pts -15 pts +10 pts

4 Sales and Uncollectible Accounts Electric Sales (weather adjusted) Sales decline similar to recession in early 1980s; uncollectible accounts climbing, but below peers. Unemployment varies across the state. Michigan Unemployment 2009 1975 1986 1997 2008 (7)% Decline over three years ('79 -'82 recession) Plan w/o HSC growth (3)% Plan (2)% 2008 2009 (3)% 1975 1976 1977 1978 1979 1980 1981 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 August Plan 22145 23722 24572 25237 25707 24533 24875 23916 24893 26051 26305 26977 27928 29143 29623 29894 30325 30877 31868 33177 34465 34622 35462 36355 37234 37463 37301 37792 37746 38017 37586 38372 38098 37339 36536 Revised Potential 37339 36208 0 Electric Gas Combination Midland 8% Flint 12% Detroit 22% Grand Rapids 8% Kalamazoo 8%

5 Automotive Exposure Early 1980s Today Sales 0.15 0.05 Margins 0.14 0.03 General Motors Delphi Denso Guardian Chrysler Lacks Quanex Meridian Cascade Eng. Eaton Amount (mils) Top 10 customers $ 9 All other "autos" 6 Total AR outstanding $15 Auto decline severe, but now has less impact in our service territory. "Autos" Share of Business Auto Wide Bankruptcy Risk

6 2009 Electric Rate Case Amount (mils) Capital Investment Recovery $104 Higher O&M 50 Sales decline and mix 43 Rate of Return (11%) 17 Total Request $214 Sales tracker Uncollectible accounts tracker File and implement Remaining Palisades refund could be used to offset partially the rate increase Lower fuel pass through costs also help to offset increases Simpler than normal case. The Rate Case Risk Mitigation Factors

7 Oct-07 Nov-07 Dec-07 Jan-08 Feb-08 Mar-08 Apr-08 May-08 Jun-08 Jul-08 Aug-08 Sep-08 Oct-08 Nov-08 Dec-08 Jan-09 Feb- 09 Mar-09 Regulatory Timeline November December April May June September November Electric Rate Case U-15645 Filed Staff and intervenors file Rebuttals Self implement Cross examination PFD target date Final order New Gas General Rate Case File after May 1 Self implement 2008 2009 Legislation provides for more timely rate relief.

8 Renewables and Energy Optimization Renewable Energy Plan 10% by 2015, currently 4% Primarily invest in wind 200 Mw by 2013, 500 Mw by 2015, 900 Mw by 2017 50% build, 50% PPA Over $1 billion capital investment Levelized surcharge of $85 - $90 million annually over plan life Energy Optimization Plan Target 5.5% electricity reduction; 3.85% gas reduction by 2015 $500 million investment over six years Requested revenue decoupling mechanism Levelized surcharge of $90 million annually through 2014

9 BEI - Electric Resource Plan (Peak Load) 0 Generation gap needs to be addressed. Existing generation and long-term purchases

10 Balanced Energy Plan Summary Extensive analysis of alternatives and risks Diverse and balanced plan Meets 10% renewable portfolio standard by 2015 Meets energy efficiency target of 5.5% by 2015 Includes demand management programs Purchase of Zeeland natural gas plant Build new clean coal facility Renewables (Nominal) Energy Efficiency and Demand Management Clean Coal Gas Combined Cycle 32 31 18 19 New Resources 2008 - 2018 New generation from diversified fuel sources.

11 2008 2009 2010 2011 2012 2031 Depreciation 7.851 8.729 8.486 7.922 7.592 7.123 6.597 Maintenance 0.574 1.132 1.644 2.117 2.616 Customer growth 0.077 0.156 0.244 0.337 0.431 Environmental 0.057 0.19 0.341 0.501 0.797 Zeeland plant 0.481 0.481 0.481 0.481 0.481 Gas compression and pipelines 0.064 0.143 0.211 0.279 0.342 Electric reliability and other 0.022 0.077 0.137 0.254 0.444 Renewables 0.005 0.023 0.039 0.122 0.26 AMI 0.006 0.011 0.019 0.095 0.348 Clean coal plant 0.029 0.096 0.238 0.408 0.556 7% Utility Growth Rate Base Bils $ Present Rate Base 2008 2009 2010 2011 2012 2013 Average Rate Base (bils) $9.3 $9.7 $10.5 $11.2 $12.4 New investment based on balancing responsible rate increases, strong capital structure, as well as earnings and cash flow growth. 0 Investment 2009-13 (mils) Base capital $ 3,950 Choices in Plan Clean coal plant $ 530 ? AMI 620 Renewables 310 Electric reliability and other 550 Gas compression and pipelines 340 Total Choices in Plan $ 2,350 Total Capital 2009-13 $ 6,300 Examples of Coal Plant Alternative Plant life extensions/new gas generation $200 Accelerated wind investment 250 Reliability 75 Total $525 ? Investment Plan

12 2009 Financial Targets Target Adjusted EPS (non-GAAP) $1.25 Free cash flow before capex and dividend (mils) 550 Capital structure (year-end) FFO/Average debt 16% Parent debt (bils) $1.7 Utility equity ratio 47% Dividend (40% payout) 50¢ b Long-term EPS growth at 6%-8% and future dividend enhancement anticipated. a _ _ _ _ _ a Net of cash b Financial, excluding securitization and Palisades financing obligation

13 2009 Sensitivities Annual Impact Sensitivity EPS FCF (mils) Sales (weather-adjusted) Electric (34,845 GWh) a + 1% + $.04 + $18 Gas (289.4 bcf) + 1 + .02 + 7 Uncollectible accounts ($58 million) + $5 million + .02 + 5 Auto-sector-wide bankruptcy (15) - (30) (.04) - (.08) (15) - (30) Gas prices + .50 + .01 + 60 ROE Electric + 50 bps + .06 + 25 Gas + 50 + .02 + 10 Principal sensitivities include the economy (sales and UAs), gas prices, and accomplishing rate requests. _ _ _ _ a Excluding HSC

14 2008 - 2013 Cash Flow 2008 2009 2010 2011 2012 2013 CF after Capex -517 -300 -49 146 -313 -622 81 182 265 323 707 877 CF after working capital 748 669 870 633 818 960 CF after interest 711 477 41 70 41 96 Operating cash flow 335 357 367 394 424 454 Billions $ Cash flow before dividend Operating cash flow Interest Base Capex Investment choices Investment drives operating cash flow growth. Cash flow before choices $1.3 $1.8 Pension Gas prices DIG Working capital and taxes

15 Liquidity Outlook Liquidity position sound. Good coverage for operational risks. Plans in place to address Parent maturity in 2010, if capital markets closed. Oct Dec Mar Jun Sep Dec Mar Jun Sep Dec Blank Liquidity 1505 1163 1776 1852 1040 1160 1612 1647 895 1300 Cash 670 963 1576 1652 840 960 1412 1447 695 1100 395 800 $1.2 Amount (bils) $ $1.3 Gas Inventory 2009 2010 Maturities (mils) Utility $200 - $150 - - $308 - - Parent - - - - - - $300 - Gas Inventory Parent Refinancing Historical Operating Risk

16 Capital Spending 2008 Budget Outlook Contingency Maintenance including customer growth 706 600 674 611.3 Environmental 45 69 197 197.1 Choices 75 181 264 125.1 120 186 Capital spending dialed back with some choices delayed temporarily. Average depreciation $410 million Equity contributions to Utility $0 $100 $250 2009 2010 Plan _ _ _ _ _ a 2007 10K Millions $

17 2009 - 2013 Capital Expenditures Category Amount Value Add (bils) Maintenance $2.1 Maintain existing generating and distribution system Environmental 1.0 Reduce emissions and comply with regulations Customer growth 0.9 Meet customer requirements Clean coal plant 0.5 Meet customer demand AMI 0.6 Enable customer and company cost efficiencies Renewables 0.3 Minimize carbon footprint Reliability and other 0.9 Improve customer satisfaction Total $6.3 Investment driven by customer needs, regulation and cost efficiencies.

18 Capital Spending Level Reflects ... - Improve Balance Sheet - Hold Down Customer Rates .... balance between growth, customer rates, and capital structure. Grow EPS (and cash flow)

19 What Makes CMS Different? Recent State legislation provides framework for growth Diversified investment opportunities boost rate base and EPS Solid liquidity position, no need to issue equity in near term NOL and AMT credits add value Track record of predictability

Appendix

Renewable Energy Today 2008 Energy Generation Mix 40,100 Mwh Wind Hydro Biomass Solid waste Anaerobic digester Landfill gas Nuclear (PPA) Renewables Coal MISO Purchase Natural Gas 17 5 45 19 14 382 MW of renewable resources provide 5% of total energy. a _ _ _ _ _ a Based on generation needed to serve total customer requirements Appendix-1

Wind Growth - (2008-2018) 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 71 71 71 71 71 271 271 571 571 971 971 Projected 200 MW 300 MW 400 MW Appendix-2

Liquidity Components At 03-27-09 Facility Available Renewal Date (mils) (mils) A/R program $ 250 $ 250 May 2009 Bank of Nova Scotia LOC 192 0 November 2009 Consumers revolvers UBOC 150 150 September 2009 JPMorgan 500 328 March 2012 Energy Parent revolver 550 487 April 2012 Subtotal $1,642 $1,215 Cash balance a NA 799 NA $1,642 $2,014 Adequate liquidity at Parent and Utility. _ _ _ _ _ a Includes proceeds from $500 million FMB offering Appendix-3

Tax Benefits Year-End Actual Estimate 2008 2009 2010 (mils) (mils) (mils) Gross NOL carry forwards $1,300 $900 $400 Net NOL cash benefit at 35% $ 455 $315 $140 Credit carry forwards 292 292 292 Remaining cash benefit $ 747 $607 $432 New American Recovery and Reinvestment Act of 2009 bonus depreciation extends life of NOLs. Appendix-4

Projected Consumers Capital Expenditures Appendix-5

MATURITY SCHEDULE OF CMS AND CECO LONG-TERM DEBT & PREFERRED SECURITIES
AS OF 02/28/2009
Reflects maturity of $200MM 4.8% FMBs & return of $20K due to overpayment of IQ puts; both CECo

		Maturity	Amount
F/V	S/U	or Call Date	(000’s)	DEBT/ CO
SHORT-TERM DEBT:

F	S	08/15/09	$150,000	4.4% Series K FMBs (CECo)

LONG-TERM DEBT:

F	S	05/15/10	$250,000	4% $250MM FMBs (CECo)
F	S	06/15/10	30,000	3.375% Fixed PCRBs (CECo)
F	S	06/15/10	27,900	4.25% PCRBs (CECo)
F	U	08/01/10	300,000	7.75% Sr Unsec Notes (CMS)

			$607,900
F	U	04/15/11	$300,375	8.5% Sr Notes (CMS)
F	U	12/01/11	287,500	*2.875% Convertible Sr Unsec Notes Put Date (CMS)

			$587,875
F	U	02/01/12	$150,000	6.3% Senior Notes (CMS)
F	S	02/15/12	300,000	5% Series L FMBs (CECo)
V	U	01/15/13	150,000	Floating Rate Sr Notes (CMS)
F	S	04/15/13	375,000	5.375% Series B FMBs (CECo)
F	S	02/15/14	200,000	6% FMBs (CECo)
F	S	03/15/15	225,000	5% FMBs Series N (CECo)
F	U	12/15/15	125,000	6.875% Sr Notes (CMS)
F	S	08/15/16	350,000	5.5% Series M FMBs (CECo)
F	S	02/15/17	250,000	5.15% FMBs (CECo)
F	U	07/17/17	250,000	6.55% Sr Notes (CMS)
F	S	03/01/18	180,000	6.875% Sr Notes (CECo)
V	S	04/15/18	67,700	VRDBs to replace PCRBs CECo)
F	S	09/15/18	250,000	5.65% FMBs (CECo)
F	S	03/15/19	350,000	6.125% FMBs (CECo)
F	S	04/15/20	300,000	5.65% FMBs (CECo)
F	U	07/15/23	140,000	3.375% Convertible Sr Notes (CMS)
F	U	07/15/27	177,835	QUIPS 7.75%(CMS) Pref Sec **
V	S	04/01/35	35,000	PCRBs (CECo)
F	S	04/15/35	141,139	5.65% FMBs IQ Notes (CECo)
F	S	09/15/35	175,000	5.80% FMBs (CECo)

			$4,191,674
			$5,387,449	GRAND TOTAL

			$5,209,614	GRAND TOTAL EXCLUDING PREFERRED SECURITIES

Various Maturity Dates/No Maturity Date Available:
			$268,827	CECo Securitization Bonds (Long-Term & Short-Term) after 01/20/09 payment
			230,853	CECo Capital lease rental commitments (Long-Term & Short-Term) as of 12/31/08
			786	CMS Enterprises (Genesee) Capital lease rental commitments (Long-Term & Short-Term) as of 12/31/08
			162,591	CECo DOE Liability as of 02/28/09
			175,847	EnerBank (Long-Term & Short-Term) Discount Brokered CDs as of 12/31/08 (CMS)
			(3,708)	CMS Net unamortized discount as of 12/31/08
			(5,648)	CECo Net unamortized discount as of 12/31/08
			76,261	CMS Enterprises Debt as of 12/31/08

			$6,293,259	GRAND TOTAL INCLUDING CMS ENERGY, CONSUMERS & OTHER CMS
				ENTERPRISES SUBSIDIARIES, INCLUDING PREFERRED SECURITIES

*—	Date that issue can be put to the Company is used instead of maturity date

**—	Includes subordinated notes amounts associated with preferred securities. Issue amount: $172.5MM QUIPS.
Status Codes: F-Fixed rate; V-Variable rate; S-Secured; U-Unsecured
Appendix-6

ELECTRIC RATE CASE U-15645*
On November 14, 2008, Consumers Energy filed an application with the Michigan Public Service Commission seeking an increase in its electric generation and distribution rates based on a 2009 test year. The request seeks authority to recover new investment in system reliability, environmental compliance and technology enhancements. These investments are part of the Company’s Growing Forward strategy which calls for investing more than $6 billion in utility operations over the next five years. The filing also requests sales and uncollectibles tracker mechanisms. The proposed overall rate of return is based on an 11.0% authorized return on equity. This is the first Consumers Energy rate case to be filed under the regulatory framework established in new energy laws, which allows for self-implementation 6 months after filing. If approved, the request would increase customer rates by an average of 6%. The $214 million request is detailed below.

Item	$ Millions	Explanation
1. O&M	$50	General inflation: $21
		System reliability, uncollectibles, environmental compliance and technology: $29

2. Rate of Return	17	Higher return on equity (11.00% vs. 10.70%): $11
		Other capitalization/costs: $6

3. Rate Base	76	Net Plant (distribution reliability, generation reliability, environmental compliance, technology): $56
		Working Capital: $20

4. Book Depreciation	14	Related to new investment

5. Property Taxes	9	Related to new investment

6. Gross Margin	43	Primarily due to customer mix and sales decline, 2009 sales forecast 36.2 GWh

7. Other	5	General Taxes, Income Taxes, AFUDC, and Other

8. Total	$214

Ratemaking	Existing	As Filed		After-Tax
Capital Structure %	(U-15245)	Percent of Total	Annual Cost	Weighted Costs
Long Term Debt	41.55%	44.51%	5.85%	2.60%
Short Term Debt	0.81	0.77	5.99	0.05
Preferred Stock	0.50	0.47	4.46	0.02
Common Equity	41.75	40.88 (1)	11.00	4.50
Deferred FIT	14.65	12.73	0.00	0.00
JDITC/Other	0.74	0.64		0.05

	100.00%	100.00%		7.22	%(2)

Rate Base and Return	Existing
Percentage	(U-15245)	As Filed
Rate Base	$5.53 billion	$6.27 billion
Return on Rate Base	6.93%	7.22%
Return on Equity	10.70%	11.00%

(1)	Equivalent to 47.61% on a financial basis.

(2)	Equivalent to 10.12% pre-tax basis.
ELECTRIC RATE CASE SCHEDULE

Staff & Intervenors File Testimony	April 27, 2009

Rebuttal Testimony	May 18, 2009

Motions to Strike Testimony	May 29, 2009

Replies to Motions to Strike	June 4, 2009

Cross of all Witnesses	June 8-19, 2009

Initial Briefs	July 9, 2009

Reply Briefs	July 23, 2009

Proposal for Decision	September 2, 2009 (target)

Decision	By November 14, 2009

*	Electric Rate Case U-15645 can be accessed at the Michigan Public Service Commission’s website. http://efile.mpsc.cis.state.mi.us/efile/electric.html
Appendix-7

GAAP Reconciliation

CMS Energy
Earnings Reconciliation By Quarter and Year
December 31
Reconciliation of reported measures prepared in accordance with
Generally Accepted Accounting Principles (GAAP) versus non-GAAP measures

	Unaudited Quarters
(millions, except per share amounts)	1Q03	2Q03	3Q03	4Q03	FY 2003

Reported net income	$82	$(65)	$(69)	$8	$(44)

After-tax items:
Electric and gas utility other				30	30
Enterprises other	5	7	62	37	111
Corporate other	1		19	4	24
Discontinued operations	(31)	53	(2)	(43)	(23)
Cumulative accounting changes	24				24

Ongoing earnings (non-GAAP)	$81	$(5)	$10	$36	$122

Average shares outstanding, basic	144.1	144.1	152.2	161.1	150.4

Average shares outstanding, diluted	165.0	144.1	152.2	161.1	150.4

Reported earnings per share	$0.52	$(0.45)	$(0.46)	$0.05	$(0.30)

After-tax items
Electric and gas utility other				0.19	0.21
Enterprises other	0.03	0.05	0.41	0.23	0.74
Corporate other			0.12	0.02	0.16
Discontinued operations	(0.19)	0.37	(0.01)	(0.27)	(0.16)
Cumulative accounting changes	0.14				0.16

Ongoing earnings per share (non-GAAP)	$0.50	$(0.03)	$0.06	$0.22	$0.81

Note: Year-to-date (YTD) EPS may not equal sum of quarters due to share count differences.

2003A-1

CMS Energy
Earnings Reconciliation By Quarter and Year
Reconciliation of reported measures prepared in accordance with
Generally Accepted Accounting Principles (GAAP) versus non-GAAP measures

	Unaudited				31-Dec
(millions, except per share amounts)	1Q04*	2Q04	3Q04	4Q04	FY 2004

Reported net income — GAAP	$(9)	$16	$56	$47	$110

After-tax items:
Electric and gas utility other				(67)	(67)
Enterprises other	88		(29)	48	107
Corporate other	(7)		(1)	1	(7)
Discontinued operations	2		(8)	10	4
Cumulative accounting changes	2				2

Adjusted earnings, including M-T-M	$76	$16	$18	$39	$149
Mark-to-market impacts	NM	(13)	9	9	5

Adjusted earnings, excluding M-T-M	$76	$3	$27	$48	$154

Average shares outstanding, basic	161.1	161.2	161.5	190.2	168.6

Average shares outstanding, diluted	161.1	164.2	165.0	194.0	172.1

Reported earnings per share — GAAP	$(0.06)	$0.10	$0.34	$0.24	$0.64

After-tax items
Electric and gas utility other				(0.35)	(0.39)
Enterprises other	0.56		(0.17)	0.25	0.62
Corporate other	(0.05)		(0.01)	0.01	(0.03)
Discontinued operations	0.01		(0.05)	0.05	0.02
Cumulative accounting changes	0.01				0.01

Adjusted earnings per share, including M-T-M	$0.47	$0.10	$0.11	$0.20	$0.87
Mark-to-market impacts	NM	(0.08)	0.06	0.05	0.03

Adjusted earnings per share, excluding M-T-M	$0.47	$0.02	$0.17	$0.25	$0.90

Note: Year-to-date & full-year EPS may not equal sum of quarters due to share count differences.

*	Quarterly amounts differ from amounts previously reported due to accelerating the measurement date on our benefit plans by one month and the remeasurement of our post retirement obligation.
NM: Not meaningful.

2004A-1

CMS Energy
Earnings Reconciliation By Quarter and Year
Reconciliation of reported measures prepared in accordance with
Generally Accepted Accounting Principles (GAAP) versus non-GAAP measures

	Unaudited				31-Dec
(millions, except per share amounts)	1Q05	2Q05	3Q05	4Q05	FY 2005

Reported net income — GAAP	$150	$27	$(265)	$(6)	$(94)

After-tax items:
Electric and gas utility other
Enterprises other	(2)	(1)	(1)	13	9
Corporate other		1		8	9
Discontinued operations				(14)	(14)
Asset impairment			385		385

Adjusted earnings, including M-T-M	$148	$27	$119	$1	$295
Mark-to-market impacts	(75)	19	(75)	40	(91)

Adjusted earnings, excluding M-T-M	$73	$46	$44	$41	$204

Average shares outstanding, basic	195.3	217.9	219.6	218.5	211.8

Average shares outstanding, diluted	206.3	228.9	219.6	218.5	211.8

Reported earnings per share — GAAP	$0.74	$0.12	$(1.21)	$(0.03)	$(0.44)

After-tax items
Electric and gas utility other
Enterprises other	(0.01)	NM	NM	0.06	0.04
Corporate other		NM		0.03	0.04
Discontinued operations				(0.06)	(0.07)
Asset impairment			1.75		1.82

Adjusted earnings per share, including M-T-M	$0.73	$0.12	$0.54	$0.00	$1.39
Mark-to-market impacts	(0.36)	0.08	(0.34)	0.19	(0.43)

Adjusted earnings per share, excluding M-T-M	$0.37	$0.20	$0.20	$0.19	$0.96

Note: Year-to-date & full-year EPS may not equal sum of quarters due to share count differences.

2005A-1

CMS Energy
Earnings Reconciliation By Quarter and Year
Reconciliation of reported measures prepared in accordance with
Generally Accepted Accounting Principles (GAAP) versus non-GAAP measures

	Unaudited
	2006				2006
(In millions, except per share amounts)	1Q	2Q	3Q	4Q	Dec YTD

Reported net income — GAAP	$(27)	$72	$(103)	$(32)	$(90)

After-tax items:
Electric and gas utility other	—	—	—	—	—
Enterprises other	—	—	(29)	25	(4)
Corporate interest and other	2	(15)	4	82	73
Discontinued operations (gain)	(1)	(2)	(1)	(2)	(6)
Asset impairment charges	—	—	169	—	169

Adjusted earnings, including MTM	$(26)	$55	$40	$73	$142
Mark-to-market impacts	74	21	30	(13)	112

Adjusted earnings, excluding MTM	$48	$76	$70	$60	$254

Average shares outstanding, basic	219.1	219.6	220.1	220.6	219.9
Average shares outstanding, diluted	219.1	229.6	220.1	220.6	219.9

Reported earnings per share — GAAP	$(0.12)	$0.31	$(0.47)	$(0.15)	$(0.41)

After-tax items
Electric and gas utility other	—	—	—	—	—
Enterprises other	—	—	(0.13)	0.11	(0.02)
Corporate other	0.01	(0.07)	0.02	0.38	0.27
Discontinued operations	(0.01)	(0.01)	—	(0.01)	(0.03)
Asset impairment charges	—	—	0.76	—	0.76

Adjusted earnings per share, including MTM	$(0.12)	$0.23	$0.18	$0.33	$0.57
Mark-to-market impacts	0.34	0.10	0.13	(0.06)	0.51

Adjusted earnings per share, excluding MTM	$0.22	$0.33	$0.31	$0.27	$1.08

Note: Year-to-date (YTD) EPS may not equal sum of quarters due to share count differences.

NM:	Not Meaningful.

2006A-1

CMS Energy Corporation
Earnings By Quarter and Year GAAP Reconciliation
(Unaudited)

	(In millions, except per share amounts)
	2007
	1Q	2Q	3Q	4Q	Dec YTD

Reported net income (loss) — GAAP	$(215)	$33	$82	$(127)	$(227)

After-tax items:
Electric and gas utility	4	—	—	—	4
Enterprises	49	19	(10)	222	280
Corporate interest and other	(81)	32	9	(38)	(78)
Discontinued operations (income) loss	178	(91)	—	2	89
Asset impairment charges, net	157	25	(49)	—	133

Adjusted income — non-GAAP	$92	$18	$32	$59	$201

Average shares outstanding, basic	221.5	222.6	223.0	223.4	222.6
Average shares outstanding, diluted	221.5	222.6	241.3	223.4	222.6

Reported earnings (loss) per share — GAAP	$(0.97)	$0.15	$0.34	$(0.57)	$(1.02)

After-tax items:
Electric and gas utility	0.01	—	—	—	(0.07)
Enterprises	0.23	0.08	(0.04)	0.99	1.25
Corporate interest and other	(0.36)	0.15	0.03	(0.17)	(0.32)
Discontinued operations (income) loss	0.80	(0.41)	—	0.01	0.40
Asset impairment charges, net	0.71	0.11	(0.20)	—	0.60

Adjusted earnings per share — non-GAAP	$0.42	$0.08	$0.13	$0.26	$0.84

	(In millions, except per share amounts)
	2008
	1Q		2Q	3Q	4Q	Dec YTD

Reported net income — GAAP	$103		$46	$79	$61	$289

After-tax items:
Electric and gas utility	—		1	6	5	12
Enterprises	*		(4)	(* )	1	(3)
Corporate interest and other	—		—	(6)	1	(5)
Discontinued operations (income) loss	(*	)	1	(1)	*	*

Adjusted income — non-GAAP	$103		$44	$78	$68	$293 (a)

Average shares outstanding, basic	223.5		223.7	224.1	224.5	223.9
Average shares outstanding, diluted	236.6		239.1	234.3	226.6	234.8

Reported earnings per share — GAAP	$0.44		$0.19	$0.34	$0.27	$1.23

After-tax items:
Electric and gas utility	—		0.01	0.02	0.03	0.05
Enterprises	*		(0.02)	0.01	*	(0.01)
Corporate interest and other	—		—	(0.03)	*	(0.02)
Discontinued operations (income) loss	(*	)	0.01	(0.01)	*	*

Adjusted earnings per share — non-GAAP	$0.44		$0.19	$0.33	$0.30	$1.25

Note:	Year-to-date (YTD) EPS may not equal sum of quarters due to share count differences.

*	Less than $500 thousand or $0.01 per share.

2008 A-1

CMS ENERGY CORPORATION
Earnings Segment Results GAAP Reconciliation
(Unaudited)

	Three Months Ended		Twelve Months Ended
December 31	2008	2007	2008	2007

Electric Utility
Reported	$0.17	$0.17	$1.16	$0.88
Dilution Impact	—	—	—	(0.06)
Unrealized Investment Loss	0.02	—	0.03	—
Asset Sales Loss and Other, net	—	—	*	0.01

Adjusted	$0.19	$0.17	$1.19	$0.83

Gas Utility	.
Reported	$0.19	$0.15	$0.38	$0.39
Dilution Impact	—	—	—	(0.03)
Unrealized Investment Loss	0.01	—	0.02	—
Asset Sales Loss and Other, net	—	—	—	0.01

Adjusted	$0.20	$0.15	$0.40	$0.37

Enterprises
Reported	$0.01	$(0.97)	$0.06	$(1.75)
Unrealized Investment Loss	*	—	0.01	—
Asset Impairment Charges, net of insurance recoveries	—	—	—	0.55
Asset Sales (Gain) Loss and Other, net	—	0.99	(0.02)	1.25

Adjusted	$0.01	$0.02	$0.05	$0.05

Corporate Interest and Other
Reported	$(0.10)	$0.09	$(0.37)	$(0.14)
Dilution Impact	—	—	—	0.03
Unrealized Investment Loss	*	—	0.01	—
Asset Impairment Charges, net of insurance recoveries	—	—	—	0.05
Asset Sales Gain and Other, net	—	(0.17)	(0.03)	(0.35)

Adjusted	$(0.10)	$(0.08)	$(0.39)	$(0.41)

Discontinued Operations
Reported	$—	$(0.01)	$—	$(0.40)
Discontinued Operations Loss	—	$0.01	—	0.40

Adjusted	$—	$—	$—	$—

Totals
Reported	$0.27	$(0.57)	$1.23	$(1.02)
Discontinued Operations Loss	—	0.01	—	0.40
Dilution Impact	—	—	—	(0.06)
Unrealized Investment Loss	0.03	—	0.07	—
Asset Impairment Charges, net of insurance recoveries	—	—	—	0.60
Asset Sales (Gain) Loss and Other, net	—	0.82	(0.05)	0.92

Adjusted	$0.30	$0.26	$1.25	$0.84

Average Common Shares Outstanding — Diluted (in millions)	226.6	223.4	234.8	222.6

*	Less than $0.01 per share.

2008 A-2

Consumers Energy
2008 Cash Flow GAAP Reconciliation (in millions) (unaudited)

		Reclassifications From Sources and Uses to Statement of Cash Flows
Presentation Sources and Uses		Tax	Interest	Accts/Rec	Capital	Securitization	Operating	Preferred	Common	Consolidated Statements of Cash Flows
	non-GAAP	Sharing	Payments	Financing	Lease Pymts	Debt Pymts	Activites	Dividends	Dividends	GAAP
Description	Amount	Operating	as Operating	as Operating	as Financing	as Financing	as Investing	as Financing	as Financing	Amount	Description
Cash at year end 2007	$195	$—	$—	$—	$—	$—	$—	$—	$—	$195	Cash at year end 2007

Sources
Operating	$1,330	$(71)	$(196)	$—	$26	$32	$1	$—	$—	$1,122
Other working capital	(418)	—	—	170	—	—	—	—	—	(248)	Net cash provided by operating activities

Sources	$912	$(71)	$(196)	$170	$26	$32	$1	$—	$—	$874

Uses
Interest and preferred dividends	$(198)	$—	$196	$—	$—	$—	$(1)	$2	$—	$(1)
Capital expenditures	(823)	—	—	—	—	—	—	—	—	(823)
Dividends/tax sharing to CMS	(368)	71	—	—	—	—	—	—	297	—	Net cash provided by investing activities

Uses	$(1,389)	$71	$196	$—	$—	$—	$(1)	$2	$297	$(824)

Cash flow	$(477)	$—	$—	$170	$26	$32	$—	$2	$297	$50	Cash flow from operating and investing activities

Financing
New Issues	$686	$—	$—	$—	$—	$—	$—	$(2)	$—	$684
Retirements	(505)	—	—	—	(26)	(32)	—	—	(297)	(860)
Net short-term financing	170	—	—	(170)	—	—	—	—	—	—	Net cash provided by financing activities

Financing	$351	$—	$—	$(170)	$(26)	$(32)	$—	$(2)	$(297)	$(176)

Net change in cash	$(126)	$—	$—	$—	$—	$—	$—	$—	$—	$(126)	Net change in cash

Cash at year end 2008	$69	$—	$—	$—	$—	$—	$—	$—	$—	$69	Cash at year end 2008

2008 A-3

CMS Energy Parent
2008 Cash Flow GAAP Reconciliation (in millions) (unaudited)

		Reclassifications From Sources and Uses to Statement of Cash Flows
Presentation Sources and Uses		Interest	Overheads &	DIG	Other	Preferred	Cash From	Consolidated Statements of Cash Flows
	non-GAAP	Payments	Tax Payments	Settlement	Uses (a)	Dividends	Consolidated	GAAP
Description	Amount	as Operating	as Operating	as Operating	as Operating	as Financing	Companies	Amount	Description
Cash at year end 2007	$136	$—	$—	$—	$—	$—	$17	$153	Cash at year end 2007

Sources
Consumers Energy dividends/tax sharing	$368	$(126)	$(15)	$—	$—	$—	$—	$227
Enterprises	28	—	—	(275)	(11)	—	13	(245)	Net cash provided by operating activities

Sources	$396	$(126)	$(15)	$(275)	$(11)	$—	$13	$(18)

Uses

Interest and preferred dividends	$(137)	$126	$—	$—	$—	$11	$—	$—
Overhead and Federal tax payments	(15)	—	15	—	—	—	—	—
DIG settlement	(275)	—	—	275	11	—	(17)	(6)	Net cash provided by investing activities

Uses (a)	$(436)	$126	$15	$275	$11	$11	$(17)	$(15)

Cash flow	$(40)	$—	$—	$—	$—	$11	$(4)	$(33)	Cash flow from operating and investing activities

Financing and dividends
New Issues	$8	$—	$—	$—	$—	$(11)	$14	$11
Retirements	(11)	—	—	—	—	—	—	(11)
Net short-term financing	105	—	—	—	—	—	—	105
Common dividend	(81)	—	—	—	—	—	—	(81)	Net cash provided by financing activities

Financing	$21	$—	$—	$—	$—	$(11)	$14	$24

Net change in cash	$(19)	$—	$—	$—	$—	$—	$10	$(9)	Net change in cash

Cash at year end 2008	$117	$—	$—	$—	$—	$—	$27	$144	Cash at year end 2008

(a)	Includes other and roundings

2008 A-4

Consolidated CMS Energy
2008 Consolidation of Consumers Energy and CMS Energy Parent Statements of Cash Flow (in millions) (unaudited)

			Eliminations/Reclassifications to Arrive at the
			Consolidated Statement of Cash Flows
Statements of Cash Flows			Consumers	Equity
	Consumers	CMS Parent	Common Dividend	Infusions to	Consolidated Statements of Cash Flows
Description	Amount	Amount	as Financing	Consumers	Amount	Description
Cash at year end 2007	$195	$153	$—	$—	$348	Cash at year end 2007

Net cash provided by operating activities	$874	$(18)	$(297)	$—	$559	Net cash provided by operating activities

Net cash provided by investing activities	(824)	(15)	—	—	(839)	Net cash provided by investing activities

Cash flow from operating and investing activities	$50	$(33)	$(297)	$—	$(280)	Cash flow from operating and investing activities

Net cash provided by financing activities	$(176)	$24	$297	$—	$145	Net cash provided by financing activities

Net change in cash	$(126)	$(9)	$—	$—	$(135)	Net change in cash

Cash at year end 2008	$69	$144	$—	$—	$213	Cash at year end 2008

2008 A-5

CMS Energy
Reconciliation of 2008 Free Cash Flow to GAAP Free Cash Flow
(unaudited)

	Amount
	(mils)
Statement of cash flows

Operating activities	$559
Investing activities	(839)

Cash flow from operating and investing activities	$(280)	SCF changes

Adjustments to reconcile free cash flow
Reclassify financing activities as operating
Capital lease payments	$(26)
Securitization debt retirements	(32)
Preferred dividend payments	(13)

Reclassify operating activities as financing
Accounts receivable financing	(170)

Reclassify Consolidating Cash	4

Total free cash flow before dividends	$(517)	Free cash flow changes

Addback capex
Consumers Energy	823
Enterprises	3

Rounding	—

Free cash flow before dividends and capex	$309

2008 A-6

Consumers Energy
2009 Forecasted Cash Flow GAAP Reconciliation (in millions) (unaudited)

		Reclassifications From Sources and Uses to Statement of Cash Flows
Presentation Sources and Uses		Tax	Interest	Accts/Rec	Capital	Securitization	Preferred	Common	Consolidated Statements of Cash Flows
	non-GAAP	Sharing	Payments	Financing	Lease Pymts	Debt Pymts	Dividends	Dividends	GAAP
Description	Amount	Operating	as Operating	as Operating	as Financing	as Financing	as Financing	as Financing	Amount	Description
Cash at year end 2008	$69	$—	$—	$—	$—	$—	$—	$—	$69	Cash at year end 2008

Sources
Operating	$1,350	$(75)	$(228)	$—	$26	$34	$—	$—	$1,107
Other working capital	(100)	—	—	80	—	—	—	—	(20)	Net cash provided by operating activities

Sources	$1,250	$(75)	$(228)	$80	$26	$34	$—	$—	$1,087

Uses
Interest and preferred dividends	$(230)	$—	$228	$—	$—	$—	$2	$—	$—
Pension Contribution	(290)	—	—	—	—	—	—	—	(290)
Capital expenditures	(850)	—	—	—	—	—	—	—	(850)
Dividends/tax sharing to CMS	(380)	75	—	—	—	—	—	305	—	Net cash provided by investing activities

Uses	$(1,750)	$75	$228	$—	$—	$—	$2	$305	$(1,140)

Cash flow	$(500)	$—	$—	$80	$26	$34	$2	$305	$(53)	Cash flow from operating and investing activities

Financing
Equity	$100	$—	$—	$—	$—	$—	$(2)	$—	$98
New Issues	500	—	—	—	—	—	—	—	500
Retirements	(350)	—	—	—	(26)	(34)	—	(305)	(715)
Net short-term financing	221	—	—	(80)	—	—	—	—	141	Net cash provided by financing activities

Financing	$471	$—	$—	$(80)	$(26)	$(34)	$(2)	$(305)	$24

Net change in cash	$(29)	$—	$—	$—	$—	$—	$—	$—	$(29)	Net change in cash

Cash at year end 2009	$40	$—	$—	$—	$—	$—	$—	$—	$40	Cash at year end 2009

2009 A-1

CMS Energy Parent
2009 Forecasted Cash Flow GAAP Reconciliation (in millions) (unaudited)

		Reclassifications From Sources and Uses to Statement of Cash Flows
Presentation Sources and Uses		Interest	Overheads &	Other	Preferred	Cash From	Consolidated Statements of Cash Flows
	non-GAAP	Payments	Tax Payments	Uses (a)	Dividends	Consolidated	GAAP
Description	Amount	as Operating	as Operating	as Operating	as Financing	Companies	Amount	Description
Cash at year end 2008	$117	$—	$—	$—	$—	$27	$144	Cash at year end 2008

Sources
Consumers Energy dividends/tax sharing	$380	$(119)	$(50)	$—	$—	$—	$211
Enterprises	40	—	—	(40)	—	—	—	Net cash provided by operating activities

Sources	$420	$(119)	$(50)	$(40)	$—	$—	$211

Uses
Interest and preferred dividends	$(130)	$119	$—	$—	$11	$—	$—
Overhead and Federal tax payments	(50)	—	50	—	—	—	—
Pension Contributions	(10)	—	—	10	—	—	—
Equity infusions	(100)	—	—	30	—	(50)	(120)	Net cash provided by investing activities

Uses (a)	$(320)	$119	$50	$40	$11	$(50)	$(150)

Cash flow	$100	$—	$—	$—	$11	$(50)	$61	Cash flow from operating and investing activities

Financing and dividends
New Issues	$300	$—	$—	$—	$(11)	$50	$339
Retirements	(310)	—	—	—	—	—	(310)
Net short-term financing	(45)	—	—	—	—	—	(45)
Common dividend	(112)	—	—	—	—	—	(112)	Net cash provided by financing activities

Financing	$(167)	$—	$—	$—	$(11)	$50	$(128)

Net change in cash	$(67)	$—	$—	$—	$—	$—	$(67)	Net change in cash

Cash at year end 2009	$50	$—	$—	$—	$—	$27	$77	Cash at year end 2009

(a)	Includes other and roundings

2009 A-2

Consolidated CMS Energy
2009 Forecasted Consolidation of Consumers Energy and CMS Energy Parent Statements of Cash Flow (in millions) (unaudited)

			Eliminations/Reclassifications to Arrive at the
			Consolidated Statement of Cash Flows
Statements of Cash Flows			Consumers	Equity
	Consumers	CMS Parent	Common Dividend	Infusions to	Consolidated Statements of Cash Flows
Description	Amount	Amount	as Financing	Consumers	Amount	Description
Cash at year end 2008	$195	$153	$—	$—	$348	Cash at year end 2008

Net cash provided by operating activities	$1,087	$211	$(305)	$—	$993	Net cash provided by operating activities

Net cash provided by investing activities	(1,140)	(150)	—	100	(1,190)	Net cash provided by investing activities

Cash flow from operating and investing activities	$(53)	$61	$(305)	$100	$(197)	Cash flow from operating and investing activities

Net cash provided by financing activities	$24	$(128)	$305	$(100)	$101	Net cash provided by financing activities

Net change in cash	$(29)	$(67)	$—	$—	$(96)	Net change in cash

Cash at year end 2009	$166	$86	$—	$—	$252	Cash at year end 2009

2009 A-3

CMS Energy Reconciliation of 2009 Forecasted Free Cash Flow to GAAP Free Cash Flow (unaudited)

	Amount
	(mils)
Statement of cash flows

Operating activities	$993
Investing activities	(1,190)

Cash flow from operating and investing activities	$(197)	SCF changes

Adjustments to reconcile free cash flow
Reclassify financing activities as operating
Capital lease payments	$(26)
Securitization debt retirements	(34)
Preferred dividend payments	(13)

Reclassify operating activities as financing
Accounts receivable financing	(80)

Reclassify Consolidating Cash	50

Total free cash flow before dividends	$(300)	Free cash flow changes

Addback capex
Consumers Energy	850
Enterprises	—

Rounding	—

Free cash flow before dividends and capex	$550

2009 A-4